UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) February 26, 2007

                    ART'S-WAY MANUFACTURING CO., INC.
          (Exact Name of Registrant As Specified In Its Charter)

                                 Delaware
              State or Other Jurisdiction of Incorporation

                     0-05131                     42-0920725
	           (Commission File No.)        (IRS Employer
                                             Identification Number)

                                 P.O. Box 288
                            Armstrong, Iowa 50514
            (Address of Principal Executive Offices) (Zip Code)

                             (712) 864-3131
            (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                               Form 8-K

     Item 2.02   Results of Operations and Financial Condition

Art's-Way Manufacturing Co., Inc (the "Company") issued a press release on February 26, 2007 with earnings information on the Company's quarter ended November 30, 2006. The press release is furnished with this Form 8-K as
Exhibit 99.1

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1 Press Release, dated February 26, 2007, issued by the Company.

The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01, is being "furnished' pursuant to "Item 2.02 Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                           SIGNATURE mation cont

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ART'S-WAY MANUFACTURING CO., INC.

Date: February 26, 2007                  By: /s/ Carrie L. Majeski
                                         Carrie L. Majeski
                                         Chief Financial Officer



                          Exhibit Index

                           Description

Exhibit No. 99.1     Press Release, dated February 26, 2007, issued by the
                     Company.